UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2021

 ARLO TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-38618	38-4061754
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Faraday Ave.,	Suite #150
Carlsbad,	California		92008
(Address of principal executive offices)			(Zip Code)
(408) 890-3900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 16, 2021, the Board of Directors (the “Board”) of Arlo Technologies, Inc. (the “Company”) appointed Catriona Fallon as a member of the Board upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). Ms. Fallon will serve as a Class III director, the term of which expires at the Company’s 2024 annual meeting of stockholders. Concurrently with her appointment to the Board and upon recommendation of the Nominating Committee, Ms. Fallon was also appointed to serve as chair of the Audit Committee of the Board, replacing Sean Aggarwal.

Ms. Fallon will receive compensation for service as a director in accordance with the Company’s compensation policy for non-employee directors, including an initial grant of a number of restricted common stock units equal to $180,000 divided by the closing price of the Company’s common stock on the New York Stock Exchange on August 16, 2021 and prorated to account for Ms. Fallon’s Board appointment being subsequent to Arlo’s 2021 annual meeting of stockholders. In addition, Ms. Fallon entered into the Company’s standard form of indemnification agreement between the Company and its directors and executive officers.

There is no arrangement or understanding between Ms. Fallon and any other person pursuant to which she was appointed as a member of the Board, and there are no transactions to which the Company is a party and in which Ms. Fallon has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

The foregoing description of the terms of the PSU does not purport to be complete and is qualified in its entirety by reference to the full text of the PSU, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending October 3, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, Dated August 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLO TECHNOLOGIES, INC.
Registrant

/s/ GORDON MATTINGLY
Gordon Mattingly
Chief Financial Officer

Dated: August 17, 2021